UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 19, 2004
                                                         ----------------

                         FRIENDLY ICE CREAM CORPORATION
--------------------------------------------------------------------------------
             (Exact Name Of Registrant As Specified In Its Charter)

                                  MASSACHUSETTS
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

        001-13579                                        04-2053130
--------------------------                  ------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)

   1855 Boston Road, Wilbraham, MA                                01095
---------------------------------------                         --------
(Address of Principal Executive Offices)                       (Zip Code)

                                 (413) 543-2400
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Appointment of Principal Officers

On October 19, 2004, the Friendly Ice Cream Board of Directors approved the appointment of Kenneth D. Green as Vice President - Company Restaurant Operations. In this role, he will oversee all company-operated restaurants.

Mr. Green joined Friendly's in April 2003 and served as Region Director of Operations for company restaurants located in the Pennsylvania and New Jersey area. Prior to joining the Company, he served as Vice President of operations for the Midwest and Northeast regions of Cosi Inc. from April 2001 to April 2003. From June 1998 to October 2002, he served as Founder and President of Dine West, Inc. From November 1995 to June 1998, he served as Vice President of Food and Beverage for Stratosphere Hotel and Casino. Prior to 1995, Mr. Green held a variety of restaurant operations positions at TGI Friday's including Vice President of Operations.




                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 19, 2004      FRIENDLY ICE CREAM CORPORATION


                             By:  /s/ PAUL V. HOAGLAND
                                  ---------------------------------------------
                             Name: Paul V. Hoagland
                             Title: Executive Vice President of Administration
                                    and Chief Financial Officer


                                       2